UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant  ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Performance Capital Management, LLC

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
(set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid: ____________________________________________
2)  Form, Schedule or Registration Statement No.: ____________________________
3)  Filing Party: ______________________________________________________
4)  Date Filed: _______________________________________________________

[PCM LETTERHEAD]

February 19, 2010
Dear Member:

On February 17, 2010, the Board of Directors (the “Board”) of Performance Capital Management, LLC (the “Company”) extended the deadline for members of the Company (“Members”) to submit their vote by written consent (“Consent”) from Friday, February 19, 2010 to Monday, March 1, 2010.

As described in the Notice of Internet Availability of Proxy Materials first sent to you, and the Proxy Statement posted on the Company’s web site, on or about January 12, 2010, the Members are being asked to vote upon a proposal (“Proposal”) to approve and ratify the liquidation and dissolution of the Company. Approximately Fifty Seven percent (57%) of the Members have failed to return their Consents. To pass, the Proposal must be approved by holders of at least a majority of the Company’s outstanding Member units and, as a result, abstentions and broker non-votes have the same effect as votes against the Proposal.

Members who have not voted on the Proposal described in the Proxy Statement are encouraged to do so promptly. For Members who have already submitted a Consent to the Company, no additional action is necessary if you do not wish to change your vote.

Members are urged to read the Proxy Statement and other documents filed with the SEC and posted on the Company’s web site at: http://www.cfpproxy.com/9101sm, which contain important information about the proposal to be voted upon and they should be read carefully before any decision is made with respect to the matters to be voted upon.

If you have already voted and do not wish to change your vote, you need not take any further action. If you have not yet voted or if you wish to change your vote, you may vote by completing, signing, dating and returning the enclosed Consent as instructed on the Consent on or before Monday, March 1, 2010. For assistance in voting your units, or to receive copies of any of the documents on the Company’s web site, please contact Mr. David Caldwell, at 1-714-736-3790 or toll-free at 1-800-757-7700 extension 0.

The Board of Directors recommends a vote FOR the Proposal. Your vote is very important regardless of how many units you hold. Please sign, date and return the enclosed Consent today!

Thank you for your consideration of the Proposal and your vote.

Sincerely yours,

On Behalf of the Board of Directors

/s/ Les Bishop

Les Bishop
Chairman of the Board

THIS CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
PERFORMANCE CAPITAL MANAGEMENT, LLC
(ACTION TO BE TAKEN AFTER MARCH 1, 2010)

The undersigned Member(s) of PERFORMANCE CAPITAL MANAGEMENT, LLC, a California limited liability company, hereby acknowledges receipt of the Notice of Written Consent in Lieu of Special Meeting of Members and the Proxy Statement, and hereby appoints David J. Caldwell and Les Bishop, or either of them, as attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned with respect to voting all units that the undersigned would be entitled to vote on the matters set forth in this Consent. If you do not check a box, your units will be voted “For” the resolution for which no box is checked.

This Consent, when properly executed, will be voted in the manner directed herein by the undersigned Member(s). If you do not sign and return this Consent, your units cannot be voted. If you wish to vote in accordance with the Board of Directors’ recommendation, just sign this Consent where indicated and return it to us by mail, fax or email as instructed in the Notice of Internet Availability of Proxy Materials and the Proxy Statement. You need not mark any boxes.

CONSENT IN LIEU OF SPECIAL MEETING OF MEMBERS OF
PERFORMANCE CAPITAL MANAGEMENT, LLC

Pursuant to the provisions of Section 17104 of the Beverly-Killea Limited Liability Company Act of California (the “LLC Act”) and Section 4.7.6 of the Operating Agreement (the “Operating Agreement”) for Performance Capital Management, LLC (the “Company”), a California limited liability company, and in lieu of a special meeting of the members (“Members”) of the Company, the undersigned Members, representing a majority of the Company’s outstanding Member units (as of December 31, 2009), by this writing (“Consent”) set forth their vote on the matter presented for approval, which vote shall have the same full force and effect as if passed at a special meeting of Members.

WHEREAS, the Board of Directors of the Company (the “Board”) has approved the dissolution and liquidation of the Company pursuant to the Plan of Dissolution (“Plan of Dissolution”), the form of which is attached as Appendix A to the Proxy Statement that accompanies this Consent, and has referred the same to the Members of the Company for approval and ratification by written consent in lieu of a special meeting of Members; and

WHEREAS, the Board recommends that you vote “For” the below resolution, which it has deemed is in the best interests of the Company and its Members.

[see voting and signature page on reverse side of this Consent]

THIS CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
PERFORMANCE CAPITAL MANAGEMENT, LLC
(ACTION TO BE TAKEN AFTER MARCH 1, 2010)

NOW, THEREFORE, IT IS:

RESOLVED, that the Members of the Company hereby set forth their vote below to approve and ratify the dissolution and liquidation of the Company pursuant to the Plan of Dissolution, in the form attached to the accompanying Proxy Statement as Appendix A.

☐ For	☐ Against	☐ Abstain

FURTHER RESOLVED, that the Members authorize and direct the Board, or its designees, to take any and all actions necessary and proper to effect the foregoing resolution.

This Consent may be executed in counterparts all of which when taken together shall constitute one original Consent.

IN WITNESS WHEREOF, the undersigned has executed this Consent as of this ____ day of ____________________, 2010.

Print name(s) exactly as shown on LLC Unit Certificate(s)

Signature (and Title, if any)

Signature (if held jointly)

NOTES:

(1)  When units are held of record by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name as its authorized officer. If a partnership, please sign in partnership name as its authorized person.

(2) This Consent should be marked, dated and signed by each Member exactly as his, her or its name appears in the unit certificate(s), and returned to the Company by mail, fax or email as follows:
à by mailing it to Mr. David Caldwell, Performance Capital Management, LLC, 7001 Village Drive,
Suite 255, Buena Park, California 90621; or
à by scanning and sending it by email to: members@pcmllc.us; or
à by faxing it to the attention of Mr. David Caldwell at 1-714-736-3733.

(3)  Any Consent given may be revoked by the person giving it at any time before 5:00 p.m. PST on Monday, March 1, 2010. Consents may be revoked by signing and delivering a new Consent bearing a later date to the Company, or by delivering a written notice of revocation to the Company bearing a later date than the date of your Consent.